Exhibit 15

Acknowledgement of Independent Registered Public Accounting Firm

July 30, 2004

Board of Directors

Lockheed Martin Corporation

We are aware of the incorporation by reference in the following Registration Statements of Lockheed Martin Corporation:

(1)	Registration Statement Number 33-58067 on Form S-3, dated March 14, 1995;

(2)	Registration Statement Numbers: 33-58073, 33-58075, 33-58077, 33-58079, 33-58081 and 33-58097 on Form S-8, each dated March 15, 1995;

(3)	Post-Effective Amendment No. 1 on Form S-8 to the Registration Statement (Form S-4 No. 33-57645), dated March 15, 1995;

(4)	Registration Statement Number 33-63155 on Form S-8, dated October 3, 1995;

(5)	Post-Effective Amendment No. 1 on Form S-8 to the Registration Statement Number 33-58083, dated January 22, 1997;

(6)	Registration Statement Numbers: 333-20117 and 333-20139 on Form S-8, each dated January 22, 1997;

(7)	Registration Statement Number 333-27309 on Form S-8, dated May 16, 1997;

(8)	Registration Statement Number 333-37069 on Form S-8, dated October 2, 1997;

(9)	Registration Statement Number 333-40997 on Form S-8, dated November 25, 1997;

(10)	Registration Statement Number 333-58069 on Form S-8, dated June 30, 1998;

(11)	Registration Statement Number 333-69295 on Form S-8, dated December 18, 1998;

(12)	Registration Statement Number 333-92197 on Form S-8, dated December 6, 1999;

(13)	Registration Statement Number 333-92363 on Form S-8, dated December 8, 1999;

(14)	Post-Effective Amendments No. 2 and 3 on Form S-8 to the Registration Statement Number 333-78279, each dated August 3, 2000;

(15)	Registration Statement Number 333-43048 on Form S-3, dated August 4, 2000;

(16)	Registration Statement Number 333-56926 on Form S-8, dated March 12, 2001;

(17)	Registration Statement Number 333-84154 on Form S-8, dated March 12, 2002;

(18)	Registration Statement Number 333-105118 on Form S-8, dated May 9, 2003;

(19)	Post-Effective Amendment No. 1 to Registration Statement Number 333-108333 on Form S-3, dated January 13, 2004;

(20)	Registration Statement Number 333-113769 on Form S-8, dated March 19, 2004;

(21)	Registration Statement Number 333-113770 on Form S-8, dated March 19, 2004;

(22)	Registration Statement Number 333-113771 on Form S-8, dated March 19, 2004;

(23)	Registration Statement Number 333-113772 on Form S-8, dated March 19, 2004;

(24)	Registration Statement Number 333-113773 on Form S-8, dated March 19, 2004;

(25)	Registration Statement Number 333-108333 on Form S-3 dated May 7, 2004; and

(26)	Registration Statement Number 333-115357 on Form S-8, dated May 10, 2004 of our report dated July 30, 2004, relating to the unaudited condensed consolidated interim financial statements of Lockheed Martin Corporation that is included in its Form 10-Q for the quarter ended June 30, 2004.

/s/ Ernst & Young LLP

McLean, Virginia

July 30, 2004